UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 2, 2010
HOME DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2400 NW 55th Ct.
Fort Lauderdale, FL	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (954) 677-9201

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 2, 2010, Home Diagnostics, Inc., a Delaware corporation (the “Company”), Nipro Corporation, a Japanese corporation (“Nipro”), and Nippon Product Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Nipro (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Purchaser has agreed to commence a cash tender offer (the “Offer”) to acquire all the issued and the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), subject to the terms and conditions contained in the Merger Agreement.
On February 2, 2010, the Company and Nipro issued a joint press release relating to the Merger Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Merger Agreement
Pursuant to the terms and subject to the conditions of the Merger Agreement, Purchaser will commence the Offer to acquire all the issued and outstanding Shares for $11.50 per Share net to the seller in cash, without interest thereon and less any applicable withholding taxes (the “Offer Price”).
The Merger Agreement provides that as promptly as practicable, but in no event later than 10 business days after the date of the Merger Agreement, Purchaser will commence the Offer. The initial expiration date of the Offer will be 20 business days following the commencement thereof, and the Offer may be extended under certain circumstances described in the Merger Agreement.
Purchaser’s obligation to accept for payment and pay for Shares tendered in the Offer is subject to certain conditions, including, among other things, that at least a majority of the outstanding Shares, on a fully diluted basis, shall have been validly tendered (and not properly withdrawn) in accordance with the terms of the Offer (the “Minimum Tender Condition”) and the expiration or earlier termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
Pursuant to the terms of the Merger Agreement, the Company has granted Purchaser an irrevocable option (the “Top-Up Option”) to purchase a number of newly-issued Shares (the “Top-Up Shares”), in an amount equal to the lowest number of Shares that, when added to the number of Shares directly or indirectly owned by Nipro at the time of any exercise of the option, will constitute one share more than 90% of the fully diluted Shares outstanding immediately after the issuance of the Top-Up Shares. The Top-Up Option is exercisable only once, in whole and not in part, and only during the 10 business day period commencing as of the date of the Purchaser’s acceptance for payment of Shares pursuant to the Offer. Purchaser will pay the Offer Price for each Top-Up Share acquired upon exercise of the Top-Up Option.
Pursuant to the terms of the Merger Agreement, as soon as practicable after Purchaser’s acceptance of Shares tendered in the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser is obligated to acquire all of the Shares that were not tendered, through a merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Nipro (the “Merger”). At the effective time of the Merger, each issued and outstanding Share (excluding those Shares held in the treasury of the Company or by any subsidiary of the Company or Nipro, by Nipro or by stockholders who properly exercise appraisal rights under Section 262 of the Delaware General Corporation Law) will be cancelled and converted into the right to receive the Offer Price. The parties have agreed that if, following completion of the Offer, Nipro, directly or indirectly, owns at least 90% of the outstanding Shares, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute. Otherwise, the Company will hold a stockholders’ meeting to obtain stockholder approval of the Merger.
The Merger Agreement includes various representations, warranties and covenants of the Company, Nipro, and Purchaser, including certain operating covenants related to the conduct of the Company’s business. The Company has also agreed not to solicit, initiate, or knowingly encourage or enter into any third-party acquisition proposals, or discuss, negotiate or furnish any information with respect to or otherwise facilitate or encourage any inquiries or proposals that constitute, or may reasonably be expected to lead to, a takeover proposal for the Company, subject to certain exceptions and the fulfillment of certain fiduciary requirements of the Company’s board of directors.
The Merger Agreement permits the Company’s Board of Directors, under certain circumstances prior to the completion of the Offer, to enter into discussions and negotiations and furnish information to third parties who submit to the Company unsolicited acquisition proposals which the Company’s Board of Directors determines to be reasonably likely to lead to a superior offer and, thereafter, to terminate the transaction with Nipro and enter into a definitive agreement providing for a superior offer, subject to Nipro’s right to match or improve the terms of any such superior offer and further subject to the payment to Nipro of a $6,500,000 termination fee or reimbursement of certain of Nipro’s out of pocket expenses in other circumstances.
A copy of the Merger Agreement is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.
The Merger Agreement has been filed herewith to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company or to modify or supplement any factual disclosures about the Company contained in its public reports filed with the Securities and Exchange Commission (“SEC”). The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties of the Company are qualified by information contained in the confidential disclosure letter that the Company delivered in connection with signing the Merger Agreement as well as by certain information contained in the Company’s public filings with the SEC. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances described therein. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information mayor may not be fully reflected in the parties’ public disclosures.
Stockholder Agreements
Pursuant to Stockholder Agreements, dated February 2, 2010, entered into with Nipro and Purchaser (the “Stockholder Agreements”), as an inducement to Nipro and Purchaser to enter into the Merger Agreement, each of George H. Holley, Donald P. Parson, Joseph H. Capper, G. Douglas Lindgren, Richard A. Upton and Tom Watlington (the “Tendering Stockholders”), constituting all of the directors of the Company, has agreed to (i) tender his Shares in connection with the Offer, (ii) vote in favor of the Merger and (iii) subject to certain exceptions, refrain from disposing of his Shares. The Stockholders Agreements will terminate upon the termination of the Merger Agreement. In each Stockholder Agreement, Nipro and the Purchaser acknowledge that the obligations of the Tendering Stockholder therein will be deemed to be obligations of the Tendering Stockholder solely in the Tendering Stockholder’s capacity as a stockholder of the Company, and will not be deemed to limit or restrict in any manner the discharge of the Tendering Stockholder’s fiduciary duties as a director of the Company.
The foregoing description of the Stockholder Agreements is only a summary, does not purport to complete and is qualified in its entirety by reference to the Stockholder Agreements, which are filed as Exhibits 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 to this Form 8-K and incorporated herein by reference.
Important Information about the Offer
The tender offer described herein has not yet commenced and this communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. At an appropriate time, the Company intends to file a tender offer solicitation/recommendation statement, and Nipro intends to file a Schedule TO and related documents (together with the tender offer solicitation/recommendation statement, the “Tender Offer Documents”) with the SEC. Investors and security holders are urged to read the Tender Offer Documents and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the Tender Offer Documents and other documents (when available) that the Company or Nipro files with the SEC at the SEC’s website at www.sec.gov. In addition, the tender offer solicitation/ recommendation statement and other documents filed by Home Diagnostics, Inc. with the SEC may be obtained from the Company free of charge by directing a request to Peter Ferola, Esq., Home Diagnostics, Inc.’s Vice President and General Counsel, at (954) 677-9201.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 2, 2010, the Company entered into a letter agreement (the “Capper Letter Agreement”) with its President and Chief Executive Officer, Joseph H. Capper, amending the terms of the Employment Agreement dated February 23, 2009 (the “Capper Employment Agreement”) between the Company and Mr. Capper. The amendments to the Capper

Employment Agreement set forth in the Capper Letter Agreement will become effective immediately prior to the acceptance for payment by Purchaser of shares pursuant to the Offer (such date hereinafter referred to as the “Effective Date”) and the Capper Letter Agreement will terminate upon termination of the Merger Agreement. The Capper Letter Agreement provides, among other things, that (i) Mr. Capper’s employment will terminate one (1) year from the Effective Date, (ii) during his term of employment he will receive an annual base salary of $500,000, (iii) within five (5) business days after the Effective Date, Mr. Capper will receive a payment from the Company of $250,000 in cash, (iv) within five (5) business days after the first anniversary of the Effective Date, if Mr. Capper continues to serve as an active full-time employee of the Company until such first anniversary date or if his employment is terminated prior to such first anniversary date either by the Company without “cause” or by Mr. Capper for “good reason”, Mr. Capper will receive another $250,000 cash payment from the Company, and (v) Mr. Capper will not be entitled to any bonus compensation or severance upon termination of employment other than as described above or any equity compensation awards by the Company or Nipro.
A copy of the Capper Letter Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the Capper Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Capper Letter Agreement.
On February 2, 2010, to compensate the below-named officers of the Company for the additional services provided by such officers in connection with the due diligence process relating to the Offer and Merger and to provide certain incentives to such officers of the Company to continue to facilitate the transactions contemplated by the Merger Agreement, the Board, upon the recommendation of the Compensation Committee of the Board, approved the following closing bonuses to the below-named officers of the Company, which closing bonuses will be paid by the Company effective and conditioned upon the consummation of the Merger or any Superior Acquisition Proposal (as defined in the Merger Agreement), as the case may be:

Name	Closing Bonus
Joseph Capper	$489,000
Ronald L. Rubin	$438,408
Peter Ferola	$350,000
Scott Verner	$280,100
Gary Neel	$250,000
George Godfrey	$100,000

Item 8.01 Other Events
On February 3, 2010, the Company and Nipro issued a joint press release regarding the execution of the Merger Agreement. A copy of the press release has been furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 2, 2010, among Nipro, Purchaser and the Company.

2.2	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and George H. Holley.

2.3	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Donald P. Parson.

2.4	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Joseph H. Capper.

2.5	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Richard A. Upton.

2.6	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and G. Douglas Lindgren.

2.7	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Tom Watlington.

10.1	Letter Agreement dated February 2, 2010, between the Company and Joseph H. Capper.

99.1	Joint Press Release of the Company and Nipro dated February 3, 2010.
Safe Harbor Statement
Except for historical information contained herein, the matters discussed herein may contain forward-looking statements that involve substantial risks and uncertainties. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions, and statements that involve risks and uncertainties concerning Nipro’s acquisition of the Company, are forward-

looking statements. The Company’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect the Company’s current perspective on existing trends and information. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the current expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond the Company’s control. These factors include, but are not limited to, the timing and completion of the proposed Offer, the ability to complete the Offer and subsequent Merger successfully, in a timely fashion and on the terms agreed to by the parties, and the anticipated impact of the acquisition on the Company’s operations and financial results. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on the Company’s results of operations or financial condition. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10Q, Current Reports on Form 8-K and other documents filed with the SEC.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME DIAGNOSTICS, INC.
Date: February 3, 2010	By:	/s/ Ronald L. Rubin
Ronald L. Rubin
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 2, 2010, among Nipro, Purchaser and the Company.

2.2	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and George H. Holley.

2.3	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Donald P. Parson.

2.4	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Joseph H. Capper.

2.5	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Richard A. Upton.

2.6	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and G. Douglas Lindgren.

2.7	Stockholder Agreement, dated February 2, 2010, by and among Nipro, Purchaser and Tom Watlington.

10.1	Letter Agreement dated February 2, 2010, between the Company and Joseph H. Capper.

99.1	Joint Press Release of the Company and Nipro dated February 3, 2010.